Finance Receivables	12 Months Ended
Dec. 31, 2011
Finance Receivables [Abstract]
Finance Receivables

Note 5. Finance Receivables

Assets representing rights to receive money on demand or at fixed or determinable dates are referred to as finance receivables. Our finance receivable portfolios consist of our Net investments in direct financing leases and deferred acquisition fees. Operating leases are not included in finance receivables as such amounts are not recognized as an asset in the consolidated balance sheets.

Net Investment in Direct Financing Leases

Net investment in direct financing leases is summarized as follows (in thousands):

	December 31,
	2011	2010
Minimum lease payments receivable	$29,986	$57,380
Unguaranteed residual value	57,218	75,595
	87,204	132,975
Less: unearned income	(29,204)	(56,425)
	$58,000	$76,550

During the years ended December 31, 2010 and 2009, in connection with our annual reviews of our estimated residual values of our properties, we recorded impairment charges related to several direct financing leases of $1.1 million and $2.6 million, respectively. Impairment charges related primarily to other-than-temporary declines in the estimated residual values of the underlying properties due to market conditions (Note 10). In the fourth quarter of 2011, we also recorded $1.6 million in connection with an out-of-period adjustment (Note 2). At December 31, 2011 and 2010, Other assets, net included less than $0.1 million and $0.3 million, respectively, of accounts receivable related to amounts billed under these direct financing leases.

During 2011, we reclassified $17.6 million out of Net investments in direct financing leases in connection with an out-of-period adjustment (Note 2).

Scheduled future minimum rents, which are inclusive of those properties in continuing and discontinued operations, exclusive of renewals and expenses paid by tenants, percentage of sales rents and future CPI-based adjustments, under non-cancelable direct financing leases at December 31, 2011 are as follows (in thousands):

Years Ending December 31,	Total
2012	$7,999
2013	7,777
2014	5,364
2015	2,831
2016	2,078

Deferred Acquisition Fees Receivable

As described in Note 3, we earn revenue in connection with structuring and negotiating investments and related mortgage financing for the REITs. A portion of this revenue is due in equal annual installments ranging from three to four years, provided the relevant CPA® REIT meets its performance criterion. Unpaid deferred installments, including accrued interest, from all of the CPA® REITs were included in Due from affiliates in the consolidated financial statements.

Credit Quality of Finance Receivables

We generally seek investments in facilities that we believe are critical to a tenant's business and that we believe have a low risk of tenant defaults. At December 31, 2011 and 2010, none of the balances of our finance receivables were past due and we had not established any allowances for credit losses. Additionally, there have been no modifications of finance receivables. We evaluate the credit quality of our tenant receivables utilizing an internal 5-point credit rating scale, with 1 representing the highest credit quality and 5 representing the lowest. The credit quality evaluation of our tenant receivables was last updated in the fourth quarter of 2011. We believe the credit quality of our deferred acquisition fees receivable falls under category 1, as all of the CPA® REITs are expected to have the available cash to make such payments.

A summary of our finance receivables by internal credit quality rating for the periods presented is as follows (dollars in thousands):

	Number of Tenants		Net Investments in Direct Financing Leases
	at December 31,		at December 31,
Internal Credit Quality Indicator	2011	2010	2011	2010
1	8	9	$46,694	$49,533
2	2	5	11,306	24,447
3	0	0	-	-
4	0	1	-	2,570
5	0	0	-	-
			$58,000	$76,550